Fixed Overview Report: CSFB 2005-11 Grp 7
Summary of Loans in Statistical Calculation Pool (As of 11/25/2005 )		Range
Total Number of Loans	469
Total Outstanding Balance	$81,161,585
Average Loan Balance	$173,052	$13,201 to $ 538,492
Escrow Balance %	0.41%
WA Mortgage Rate	%6.551%	%6.250 to 7.375%
WA Original Term (months)	358	240 to 360
WA Remaining Term (months)	351	232 to 360
WA Age (months)	6	0 to 113
WA LTV	71.38%	11.43% to 100.00%
WA CLTV	75.83%	0.00% to 100.00%
WA FICO	688	0 to 812
Balloon	1.54%
California North	5.44%
California South (ZIP : 90000 - 93600)	13.65%
Size (% of pool) Jumbo/Super-Jumbo	0.00%
Conforming (Size=C)	100.00%
Secured by (% of pool) 1st Liens	100.00%
2st Liens	0.00%
Prepayment Penalty (% of all loans)	40.13%

Top 10 States	Top 10 Prop	Doc Types	Purpose Codes		Occ Codes	Orig PP Term	TO Loans
CA 19.09%	SFR 71.81%	FL/AL 20.80%	CO 63.27%	P	89.52%	0 59.87%	0 91.17%
NJ 13.73%	PUD 12.70%	SS 10.20%	RT 20.36%	I	9.19%	36 33.25%	120 8.83%
FL 8.46%	2-4F 10.28%	NAV/NIV32.07%	P 16.37%	S	1.29%	24 3.18%
AZ 6.50%	CO 4.51%	RE 2.81%				12 2.03%
NY 5.65%	TH 0.46%	NR 8.75%				6 1.20%
MD 4.41%	CP 0.24%	ND 24.94%				60 0.47%
IL 4.01%		LT 0.42%
MA 3.50%
TX 3.41%
VA 3.31%

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
All	81,161,584.81	469	100.00	173,052.42	6.25	7.38	6 .55	6.25	351	6	688	71
orig_balance
0 =< ... < 100000.01	6,364,027.34	83	7.84	76,675.03	6.25	7.36	6.63	6.33	350	5	697	66
100000.01 =< ... < 200000.01	34,199,959.11	236	42.14	144,915.08	6.25	7.00	6.55	6.25	353	4	683	71
200000.01 =< ... < 300000.01	25,314,900.16	105	31.19	241,094.29	6.25	7.38	6.53	6.23	352	7	688	72
300000.01 =< ... < 400000.01	13,403,367.30	41	16.51	326,911.40	6.25	7.00	6.58	6.28	345	12	697	73
400000.01 =< ... < 500000.01	1,340,839.34	3	1.65	446,946.45	6.25	6.50	6.38	6.09	359	1	672	63
500000.01 =< ... < 600000.01	538,491.56	1	0.66	538,491.56	6.38	6.38	6.38	6.08	357	3	667	80
Sched_Balance
0 =< ... < 100000.01	6,463,941.43	84	7.96	76,951.68	6.25	7.36	6.63	6.33	350	5	696	66
100000.01 =< ... < 200000.01	34,206,127.80	236	42.15	144,941.22	6.25	7.00	6.55	6.25	353	4	684	71
200000.01 =< ... < 300000.01	26,616,715.46	109	32.79	244,190.05	6.25	7.38	6.54	6.25	348	11	689	72
300000.01 =< ... < 400000.01	11,995,469.22	36	14.78	333,207.48	6.25	7.00	6.55	6.25	353	4	694	73
400000.01 =< ... < 500000.01	1,340,839.34	3	1.65	446,946.45	6.25	6.50	6.38	6.09	359	1	672	63
500000.01 =< ... < 600000.01	538,491.56	1	0.66	538,491.56	6.38	6.38	6.38	6.08	357	3	667	80
state TOP 10
Other	22,664,898.63	158	27.93	143,448.73	6.25	7.36	6.56	6.25	350	8	691	75
CA	15,494,470.03	77	19.09	201,226.88	6.25	7.00	6.49	6.20	349	10	686	68
NJ	11,146,552.13	53	13.73	210,312.30	6.25	6.88	6.56	6.27	354	3	690	67
FL	6,863,908.00	43	8.46	159,625.77	6.25	7.00	6.54	6.23	352	6	689	71
AZ	5,272,280.34	30	6.50	175,742.68	6.25	7.00	6.51	6.22	359	1	687	73
NY	4,586,800.44	18	5.65	254,822.25	6.25	6.88	6.50	6.22	356	4	677	70
MD	3,580,847.18	16	4.41	223,802.95	6.25	6.88	6.64	6.34	356	1	689	74
IL	3,251,325.84	21	4.01	154,825.04	6.25	6.88	6.65	6.35	343	1	683	74
MA	2,842,388.68	15	3.50	189,492.58	6.25	6.75	6.48	6.18	359	1	699	65
TX	2,771,384.64	20	3.41	138,569.23	6.25	7.00	6.77	6.48	328	32	695	75
VA	2,686,728.90	18	3.31	149,262.72	6.25	7.38	6.64	6.30	358	2	671	78
Orig_LTV
0 =< ... < 50.01	6,928,943.38	52	8.54	133,248.91	6.25	7.00	6.48	6.20	346	5	687	41
50.01 =< ... < 60.01	8,194,927.18	46	10.10	178,150.59	6.25	7.00	6.47	6.19	354	3	686	56
60.01 =< ... < 70.01	13,517,438.19	74	16.65	182,668.08	6.25	7.00	6.52	6.23	349	6	680	66
70.01 =< ... < 80.01	49,466,447.69	276	60.95	179,226.26	6.25	7.00	6.57	6.28	353	7	690	78
80.01 =< ... < 90.01	1,903,254.90	14	2.35	135,946.78	6.25	7.00	6.69	6.15	351	9	685	87
90.01 =< ... < 100.01	1,150,573.47	7	1.42	164,367.64	6.25	7.38	6.71	6.16	323	18	707	97
Curr_Rate
6.25 =< ... < 6.5	31,315,561.58	168	38.58	186,402.15	6.25	6.49	6.31	6.04	357	3	693	69
6.5 =< ... < 6.75	23,963,988.93	141	29.53	169,957.37	6.50	6.74	6.55	6.26	352	5	687	71
6.75 =< ... < 7	23,702,927.45	143	29.20	165,754.74	6.75	6.99	6.82	6.50	346	10	679	75
7 =< ... < 7.25	1,919,780.40	15	2.37	127,985.36	7.00	7.00	7.00	6.67	311	40	722	63
7.25 =< ... < 7.5	259,326.45	2	0.32	129,663.23	7.36	7.38	7.37	6.44	332	3	712	100
Property_Type
2 Family	6,081,351.63	27	7.49	225,235.25	6.25	7.00	6.57	6.28	359	1	704	72
3 Family	1,883,820.98	5	2.32	376,764.20	6.25	6.50	6.35	6.06	359	1	706	68
4 Family	376,537.00	4	0.46	94,134.25	6.50	7.00	6.83	6.56	310	3	738	41

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Total Sched Bal		Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
Co-op	194,365.35	2	0.24	97,182.68	6.25	6.50	6.34	6.07	358	2	643	80
Condo - Low Rise <5 floors	3,032,797.25	24	3.74	126,366.55	6.38	7.00	6.61	6.31	351	9	696	75
Condo - Mid Rise 5-8 floors	630,453.74	3	0.78	210,151.25	6.50	6.88	6.64	6.34	359	1	722	70
PUD	10,305,357.67	58	12.70	177,678.58	6.25	6.88	6.49	6.21	351	9	698	74
Single Family Detached	40,027,471.43	230	49.32	174,032.48	6.25	7.00	6.54	6.25	356	2	681	69
Single Family Residence	18,252,869.00	114	22.49	160,112.89	6.25	7.38	6.59	6.26	337	18	687	74
Townhouse	376,560.76	2	0.46	188,280.38	6.88	6.88	6.88	6.58	359	1	682	79
Purpose
Purchase	13,289,831.71	100	16.37	132,898.32	6.25	7.36	6.64	6.34	358	1	706	78
Refinance - Cashout	51,347,454.84	273	63.27	188,085.92	6.25	7.00	6.52	6.22	356	2	681	69
Refinance - Rate Term	16,524,298.26	96	20.36	172,128.11	6.25	7.38	6.59	6.28	329	24	694	73
Occupancy
Investment	7,460,953.50	54	9.19	138,165.81	6.25	7.00	6.67	6.37	357	1	719	73
Primary	72,652,340.14	408	89.52	178,069.46	6.25	7.38	6.54	6.24	351	7	684	71
Secondary	1,048,291.17	7	1.29	149,755.88	6.25	7.00	6.50	6.22	354	6	741	71
Orig_Term
240 =< ... < 252	1,433,426.22	12	1.77	119,452.19	6.50	7.36	6.76	6.38	236	4	652	64
276 =< ... < 288	211,796.42	2	0.26	105,898.21	7.00	7.00	7.00	6.75	272	4	765	40
360 =< ... < 372	79,516,362.17	455	97.97	174,761.24	6.25	7.38	6.55	6.25	353	7	688	72
Doc_Type
Full	16,878,574.90	115	20.80	146,770.22	6.25	7.38	6.62	6.28	336	20	682	77
Lite Doc	344,692.75	2	0.42	172,346.38	6.25	6.38	6.35	6.06	359	1	664	78
No Asset Verification	955,341.97	6	1.18	159,223.66	6.25	6.88	6.66	6.36	359	1	661	74
No Doc (NINA)	20,243,299.29	113	24.94	179,144.24	6.25	7.00	6.50	6.21	357	2	689	59
No Income Verification	25,077,016.01	141	30.90	177,851.18	6.25	6.88	6.53	6.25	359	1	692	77
No Ratio	7,103,513.00	29	8.75	244,948.72	6.25	6.88	6.56	6.28	353	2	691	76
Reduced (partial)	2,276,927.52	16	2.81	142,307.97	6.25	7.00	6.63	6.34	314	38	713	70
Stated / Stated	8,282,219.37	47	10.20	176,217.43	6.25	6.99	6.56	6.27	354	2	681	72
Fico
0 =< ... < 99	105,000.00	1	0.13	105,000.00	6.50	6.50	6.50	6.20	360	0		70
500 =< ... < 550	288,206.96	2	0.36	144,103.48	6.75	6.85	6.82	6.52	358	2	542	65
550 =< ... < 600	664,781.56	3	0.82	221,593.85	6.25	6.88	6.66	6.37	300	5	589	60
600 =< ... < 650	18,719,219.26	108	23.06	173,326.10	6.25	7.00	6.58	6.27	352	5	635	71
650 =< ... < 700	32,463,624.74	183	40.00	177,396.86	6.25	7.00	6.54	6.24	355	3	675	71
700 =< ... < 750	18,564,803.78	108	22.87	171,896.33	6.25	7.38	6.54	6.24	350	9	721	73
750 =< ... < 800	9,333,932.89	55	11.50	169,707.87	6.25	7.00	6.55	6.26	341	16	773	71
800 =< ... < 850	1,022,015.62	9	1.26	113,557.29	6.38	7.00	6.58	6.28	347	13	806	65
Prepay_Months
0	48,593,866.21	273	59.87	177,999.51	6.25	7.36	6.55	6.26	348	9	695	70
12	1,647,899.50	7	2.03	235,414.21	6.25	7.00	6.46	6.17	359	1	679	65
24	2,578,262.89	15	3.18	171,884.19	6.25	7.38	6.61	6.26	358	2	668	74
36	26,984,165.42	168	33.25	160,620.03	6.25	7.00	6.56	6.25	355	2	677	73
6	973,999.96	4	1.20	243,499.99	6.25	6.75	6.37	6.08	358	2	688	64
60	383,390.83	2	0.47	191,695.42	6.75	7.00	6.95	6.65	321	39	740	80
0	73,995,463.30	426	91.17	173,698.27	6.25	7.38	6.55	6.25	350	7	686	71
120	7,166,121.51	43	8.83	166,653.99	6.25	6.88	6.60	6.31	360	0	710	74

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.